SMITH BARNEY INVESTMENT FUNDS INC.-
SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
CLASS [  ] SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL
STOCK OF PAR VALUE OF $0.001 EACH OF SMITH BARNEY
INVESTMENT FUND INC.-SMITH BARNEY HANSBERGER GLOBAL
VALUE FUND

("the Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Corporation and the facsimile Seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY

BY _________________________
AUTHORIZED SIGNATURE

THE FUND HAS MORE THAN ONE CLASS OS THE CAPITAL STOCK
AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL
CLASSES OF THE CAPITAL STOCK.  THE CORPORATION WILL
FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTOR'S
AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES,
CONVERSIONS AND OTHER RIGHTS, VOTING POWERS,
RESTRICTIONS LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS
AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF
EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE
TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according
to applicable laws or regulations.

TEN COM-	as tenants in commom		UNIF GIFT MIN ACT-
						..........Custodian............
						(Cust)		(Minor)

TEN ENT-	as tenants by entireties 		under Uniform Gifts to
						Minors Act.................

JT TEN-	as joint tenants with right
		of survivorship and not as
		tenants in common

Additional abbreviations may also be used though not in the above list.

For value recieved,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________
of the Capital Stock represented by the Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________

	_________________________
	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate. In every particular, without alteration or enlargement, or any change whatever.

SMITH BARNEY INVESTMENT FUNDS INC.-
SMITH BARNEY HANSBERGER GLOBAL SMALL CAP
VALUE FUND
CLASS [  ] SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL
STOCK OF PAR VALUE OF $0.001 EACH OF SMITH BARNEY
INVESTMENT FUND INC.-SMITH BARNEY HANSBERGER GLOBAL
SMALL CAP VALUE FUND

("the Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Corporation and the facsimile Seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY

BY _________________________
AUTHORIZED SIGNATURE

THE FUND HAS MORE THAN ONE CLASS OS THE CAPITAL STOCK
AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL
CLASSES OF THE CAPITAL STOCK.  THE CORPORATION WILL
FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTOR'S
AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES,
CONVERSIONS AND OTHER RIGHTS, VOTING POWERS,
RESTRICTIONS LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS
AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF
EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE
TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-	as tenants in commom		UNIF GIFT MIN ACT-
						..........Custodian............
						(Cust)		(Minor)

TEN ENT-	as tenants by entireties 		under Uniform Gifts to
						Minors Act.................

JT TEN-	as joint tenants with right
		of survivorship and not as
		tenants in common

Additional abbreviations may also be used though not in the above list.

For value recieved,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


__________________________________________



________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________
Of the Capital Stock represented by the Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________

	_________________________
	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate. In every particular, without alteration or enlargement, or any change whatever.